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                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of January 21, 2000 (this "AGREEMENT"), between Popmail.com, a Minnesota corporation, with principal executive offices located at 4801 West 81st Street, Suite 112, Bloomington, Minnesota 55437 (the "COMPANY"), and the stockholders of IZ.com Incorporated, a Delaware corporation ("IZ.COM").

         WHEREAS, upon the terms and subject to the conditions of the Agreement and Plan of Reorganization dated as of January 21, 2000, between IZ.com and the Company (the "REORGANIZATION AGREEMENT"), IZ.com is to be merged with and into a wholly-owned subsidiary of the Company (the "MERGER"), all outstanding shares of capital stock of IZ.com are to be converted into shares of Series F Preferred Stock of the Company (the "PREFERRED SHARES") and all options, warrants and other rights to purchase shares of capital stock of IZ.com will be converted into equivalent options, warrants or other rights to purchase Preferred Shares; and

         WHEREAS, to induce IZ.com to execute and deliver the Reorganization Agreement, the Company has agreed to provide with respect to the Common Stock issuable upon conversion of the Preferred Shares and exercise of the options and warrants assumed by the Company certain registration rights under the Securities Act;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.   DEFINITIONS

               (a) As used in this Agreement, the following terms shall have the meanings:

                    (i) "AFFILIATE," of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities, ownership or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have the respective meanings correlative to the foregoing.

                    (ii) "CLOSING DATE" means the date and time of closing of the Merger.

                    (iii) "COMMISSION" means the Securities and Exchange Commission.

                    (iv) "CURRENT MARKET PRICE" on any date of determination means the closing bid price of a share of the Common Stock on such day as reported on the Nasdaq SmallCap Market ("NASDAQ"); provided, if such security bid is not listed or admitted to trading on the Nasdaq, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to


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trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by Bloomberg LP, or a similar generally accepted reporting service, as the case may be.

                    (v) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

                    (vi) "PERSON" means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                    (vii) "PROSPECTUS" means the prospectus (including, without limitation, any preliminary prospectus and any final prospectus filed pursuant to Rule 424(b) under the Securities Act, including any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

                    (viii) "PUBLIC OFFERING" means an offer registered with the Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

                    (ix) "REGISTRABLE SECURITIES" means the Common Stock issued or issuable (i) upon conversion of the Preferred Shares and (ii) upon exercise of options and warrants assumed by the Company pursuant to the Reorganization Agreement, other than shares registered pursuant to a registration statement on Form S-8 filed by the Company immediately after the Closing Date; provided, however, a share of Common Stock shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security.

                    (x) "REGISTRATION STATEMENT" means a registration statement of the Company filed on an appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement and Prospectus.

                    (xi) "RESTRICTED SECURITY" means any share of Common Stock issued or issuable upon conversion of the Preferred Shares except any such share that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) has been


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transferred in compliance with the resale provisions of Rule 144 under the
Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

                    (xii) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

                    (xiii) "STOCKHOLDERS" means the Shareholders who are signatories to this Agreement and any transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Agreement in accordance with Section 8 hereof.

               (b) All capitalized terms used and not defined herein have the respective meaning assigned to them in the Reorganization Agreement.

             2. REGISTRATION

               (a) FILING AND EFFECTIVENESS OF REGISTRATION STATEMENT. The Company shall prepare and file with the Commission not later than 30 days after receipt of a request therefore executed by a majority-in-interest of the Stockholders (the "STOCKHOLDER NOTICE"), a Registration Statement relating to the offer and resale of the Registrable Securities by the holders thereof and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but not later than 150 days after the date of the Stockholder Notice. The Company shall notify the Stockholders by written notice that such Registration Statement has been declared effective by the Commission within 24 hours of such declaration by the Commission.

               (b) REGISTRATION DEFAULT. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to
Section 2(a) hereof is not (i) filed with the Commission within 30 days after the date of the Stockholder Notice or (ii) declared effective by the Commission within 150 days after the date of the Stockholder Notice (either of which, without duplication, an "INITIAL DATE"), then the Company shall make the payments to the Stockholders as provided in the next sentence as liquidated damages and not as a penalty. The amount to be paid by the Company to the Stockholders shall be determined as of each Computation Date (as defined below), and such amount shall be equal to 1% (the "LIQUIDATED DAMAGE RATE") of the Current Market Price of the Registrable Securities held by each such Shareholder from the Initial Date to the first Computation Date and for each Computation Date thereafter, calculated on a pro rata basis to the date on which the Registration Statement is filed with (in the event of an Initial Date pursuant to clause (i) above) or declared effective by (in the event of an Initial Date pursuant to clause (ii) above) the Commission (the "PERIODIC AMOUNT"). The full Periodic Amount shall be paid by the Company to the each Stockholder by wire transfer of immediately available funds within three days after each Computation Date.

                As used in this Section 2(b), "COMPUTATION DATE" means the date which is 30 days after the Initial Date and, if the Registration Statement required to be filed by the Company


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pursuant to Section 2(a) has not theretofore been declared effective by the
Commission, each date which is 30 days after the previous Computation Date until such Registration Statement is so declared effective.

               Notwithstanding the above, if the Registration Statement covering the Registrable Securities or the Additional Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof, is not filed with the Commission by the 30th day after the date of the Stockholder Notice, the Company shall be in default of this Registration Rights Agreement.

               (c) ELIGIBILITY FOR USE OF FORM S-3. The Company agrees that it shall continue to file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain eligibility for the use of Form S-3 under the Securities Act.

               (d) (i) If the Company proposes to register any of its warrants, Common Stock or any other shares of common stock of the Company under the Securities Act in connection with an underwritten public offering, whether or not for sale for its own account, it will each such time, give prompt written notice at least 20 days prior to the anticipated filing date of the registration statement relating to such registration to each Stockholder, which notice shall set forth such Stockholder's rights under this Section 2(d) and shall offer the Stockholder the opportunity to include in such registration statement such number of Registrable Securities as the Stockholder may request. Upon the written request of a Stockholder made within 10 days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Stockholder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Stockholder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided, however, that (A) the Stockholder must sell their Registrable Securities to the underwriters selected as provided in Section 3(b) hereof on the same terms and conditions as apply to the Company and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 3 and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Registrable Securities, the Company shall give written notice to the Stockholder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. The Company's obligations under this Section 2(d) shall terminate on the date that the registration statement to be filed in accordance with Section 2(a) is declared effective by the Commission provided that such registration statement remains current.

                    (ii) If in connection with a registration pursuant to this
Section 2(d), the managing underwriter thereof advises the Company that, in its view, the number of shares of Common Stock, Warrants or other shares of Common Stock that the Company and the Stockholders and any other holders of similar registration rights intend to include in such registration exceeds the largest number of shares of Common Stock or Warrants (including any other shares of Common Stock or Warrants of the Company) that can be sold without having an adverse effect on such Public Offering (the "MAXIMUM OFFERING SIZE"), the Company will include in such registration, only that number of shares of Common Stock or Warrants, as applicable, such that the number of shares of Registrable Securities registered does not exceed the Maximum Offering Size, with the difference


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between the number of shares in the Maximum Offering Size and the number of shares to be issued by the Company to be allocated (after including all shares to be issued and sold by the Company) among the Stockholders and any other holders of similar registration rights pro rata on the basis of the relative number of shares of Common Stock or Warrants offered for sale under such registration by each of the Company and the Stockholders and any other holders of similar registration rights.

         If as a result of the proration provisions of this Section 2(d)(ii), any Stockholder is not entitled to include all such Registrable Securities in such registration, such Stockholder may elect to withdraw its request to include any Registrable Securities in such registration. With respect to registrations pursuant to this Section 2(d), the number of securities required to satisfy any underwriters' over-allotment option shall be allocated pro rata among the Company and the Stockholders and any other holders of similar registration rights on the basis of the relative number of shares of Common Stock or Warrants otherwise to be included by each of them in the registration with respect to which such over-allotment option relates.

         3. OBLIGATIONS OF THE COMPANY

         In connection with the registration of the Registrable Securities, the Company shall:

               (a) Promptly (i) prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by Stockholders for resales of the Registrable Securities for a period of two years from the date on which the Registration Statement is first declared effective by the Commission (the "EFFECTIVE TIME") or such shorter period that will terminate when all the Registrable Securities covered by the Registration Statement have been sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus, transferred pursuant to Rule 144 under the Securities Act or otherwise transferred in a manner that results in the delivery of new securities not subject to transfer restrictions under the Securities Act (the "REGISTRATION PERIOD") and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and
(B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 3(a), the Company may, during the Registration Period, suspend the use of the Prospectus for a period not to exceed 60 days (whether or not consecutive) in any 12-month period if the Board of Directors of the Company determines in good faith that because of valid business reasons, including pending mergers or other business combination transactions, the planned acquisition or divestiture of assets, pending material corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to or contemporaneously with suspending such use the Company provides the Stockholders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. At the end of


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any such suspension period, the Company shall provide the Stockholders with written notice of the termination of such suspension;

     (b) During the Registration Period, comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Stockholders as set forth in the Prospectus forming part of the Registration Statement;

     (c) (i) Prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide (A) draft copies thereof to a representative designated by the Stockholders and reflect in such documents all such comments as such representative (and its counsel) reasonably may propose and (B) to the Stockholder representative a copy of the accountant's consent letter to be included in the filing and (ii) furnish to each Stockholder whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Stockholder;

     (d) (i) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" laws of such jurisdictions as the Stockholders who hold a majority-in-interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,
(iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (B) subject itself to general taxation in any such jurisdiction or
(C) file a general consent to service of process in any such jurisdiction;

     (e) As promptly as practicable after becoming aware of such event, notify each Stockholder of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Stockholder as such Stockholder may reasonably request;


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     (f) As promptly as practicable after becoming aware of such event, notify each Stockholder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

     (g) Cause all the Registrable Securities covered by the Registration Statement to be listed on the principal national securities exchange, and included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

     (h) Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

     (i) Cooperate with the Stockholders who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the registration statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Stockholders reasonably may request and registered in such names as the Stockholder may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Stockholders whose Registrable Securities are included in such registration statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

     (j) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Stockholders of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

     (k) Make generally available to its security holders as soon as practicable, but in any event not later than three (3) months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

     (l) In the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

     (m) (i) Make reasonably available for inspection by Stockholders, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Stockholders or any such underwriter all relevant financial and other




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records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company's officers, directors and employees to supply all information reasonably requested by such Stockholders or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material nonpublic information shall be kept confidential by such Stockholders and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided, further, that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Stockholders and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Stockholders and other parties;

     (n) In connection with any underwritten offering, make such representations and warranties to the Stockholders participating in such underwritten offering and to the managers, in form, substance and scope as are customarily made by the Company to underwriters in secondary underwritten offerings;

     (o) In connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managers) addressed to the underwriters, covering such matters as are customarily covered in opinions requested in secondary underwritten offerings (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Registration Statement and the Prospectus, including any documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, subject to customary limitations);

     (p) In connection with any underwritten offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company, in each case for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each underwriter participating in such underwritten offering (if such underwriter has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed), in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings;




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     (q) In connection with any underwritten offering, deliver such documents and certificates as may be reasonably required by the managers, if any; and

     (r) In the event that any broker-dealer registered under the Exchange Act shall be an "AFFILIATE" (as defined in Rule 2729(b)(1) of the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD RULES") (or any successor provision thereto)) of the Company or has a "CONFLICT OF INTEREST" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "QUALIFIED INDEPENDENT UNDERWRITER" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereof and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

   4. OBLIGATIONS OF THE STOCKHOLDERS

   In connection with the registration of the Registrable Securities, the Shareholders shall have the following obligations:

     (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Shareholder that such Shareholder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. As least seven days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Shareholder of the information the Company requires from each such Shareholder (the "REQUESTED INFORMATION") if such Shareholder elects to have any of its Registrable Securities included in the Registration Statement. If at least two business days prior to the anticipated filing date the Company has not received the Requested Information from in Shareholder (a "NON-RESPONSIVE STOCKHOLDER"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Stockholder and have no further obligations to the Non-Responsive Stockholder with respect to such registration;

     (b) Each Shareholder by its acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Stockholder has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement; and

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

     (c) Each Shareholder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(e) or 3(f), it shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Shareholder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) and, if so directed by the Company, such Shareholder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Shareholder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

   5. EXPENSES OF REGISTRATION

   The Company shall pay all expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company. The expenses paid by the Company will not include any advisory fees incurred by the Stockholders, other than the reasonable fees and expenses of a single counsel for the Stockholders, up to a maximum of $15,000.

   6. INDEMNIFICATION AND CONTRIBUTION

     (a) The Company shall indemnify and hold harmless each Shareholder and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Shareholder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "INDEMNIFIED PERSON") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(e), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

     (b) INDEMNIFICATION BY THE STOCKHOLDERS AND UNDERWRITERS. Each Stockholder agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein; provided, however, that no Stockholder or underwriter shall be liable under this Section 6(b) for any amount in excess of the net proceeds paid to such Stockholder or underwriter in respect of shares sold by it, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) NOTICE OF CLAIMS, ETC. Promptly after receipt by a party seeking indemnification pursuant to this Section 6 (an "INDEMNIFIED PARTY") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "CLAIM"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this
Section 6 is being sought (the "INDEMNIFYING PARTY") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (y) the Indemnified Party and the Indemnifying Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

     (d) CONTRIBUTION. If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Stockholders or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Stockholders and any underwriters in this Section 6(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (e) Notwithstanding any other provision of this Section 6, in no event shall any (i) Stockholder be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the proceeds to be received by such Stockholder from the sale of such Stockholder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

     (f) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

  7. RULE 144

  With a view to making available to the Shareholders the benefits of Rule
144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Stockholders to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to use its best efforts to:

     (a) comply with the provisions of paragraph (c) (1) of Rule 144; and

     (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Stockholder, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

  8. LOCK-UP

  Each Stockholder may not sell, make any short sale of, pledge, grant any option to purchase, or otherwise transfer or dispose of any of the Registerable Securities held by such Holder at any time prior to August 31, 2000; provided however that the Stockholders of the Company are agreeing to the foregoing restriction in reliance on the Company's representation that holders of a majority of the outstanding restricted shares of capital stock of the Company (as defined below) are subject to similar restrictions; to the extent that and at such time as a majority of the outstanding shares of capital stock of the Company which have not been resold on the public market are no longer subject to similar restrictions, the Company shall notify the Stockholders as soon as practicable and the foregoing restriction shall no longer apply to the Stockholders it. For purposes of the foregoing, "restricted" shares means all shares of capital stock which have not been sold to the public pursuant to a registration statement under the Act or pursuant to Rule 144 or Rule 701 under the Act. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of the application of such restriction. Transfers to immediate family members of a Stockholder, or to beneficial trusts or other estate planning vehicles shall be exempt from the foregoing restriction.

  9. ASSIGNMENT

  The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Shareholders to any transferee of all or any portion of the Registrable Securities, but only if: (a) the Shareholder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, and
(d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

     10. AMENDMENT AND WAIVER

     Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Stockholders who hold a majority-in-interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Stockholder and the Company.

     11. MISCELLANEOUS

        (a) A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

        (b) Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three days after the date of deposit in the United States mails, as follows:

                      (i)         to the Company, to:
                                  Popmail.com, Inc.
                                  4801 West 81st Street, Suite 112
                                  Bloomington, MN 55437
                                  Attention: Stephen D. King
                                  (612) 837-9917
                                  (612) 837-9916 (Fax)

                                  with a copy to:
                                  Maslon Edelman Borman & Brand, LLP
                                  3300 Norwest Center
                                  90 South Seventh Street
                                  Minneapolis, MN 55402
                                  Attention:  William M. Mower, Esq.

                                  (612) 672-8358
                                  (612) 672-8397 (Fax)

                      (ii)        if to a Stockholder, at such
                                  Stockholder's address as set forth
                                  on the signature page hereof, or
                                  such other address as the
                                  Stockholder shall have supplied to
                                  the Company.

The Company, or any Stockholder may change the foregoing address by notice given pursuant to this Section 10(c).

     (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

     (e) The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (f) The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof or adversely affects the rights of the Stockholders under
Section 2(d) hereof. The Company is not currently a party to any agreement granting any registration rights with respect to any of its securities to any person which conflicts with the Company's obligations hereunder or gives any other party the right to include any securities in any Registration Statement filed pursuant hereto, other than pursuant to certain agreements Parent has provided to counsel for the Company, except for such rights and conflicts as have been irrevocably waived. Without limiting the generality of the foregoing, without the written consent of the holders of a majority in interest of the Registrable Securities, the Company shall not grant to any person the right to request it to register any of its securities under the Securities Act unless the rights so granted are subject in all respect to the prior rights of the holders of Registrable Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement. The restrictions on the Company's rights to grant registration rights under this paragraph shall terminate on the date the Registration Statement to be filed pursuant to Section 2(a) is declared effective by the Commission.

     (g) This Agreement and the Reorganization Agreement, constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement and the Reorganization Agreement, supersede all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

     (h) Subject to the requirements of Section 8 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     (i) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.


     (j) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

     (k) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:                                  POPMAIL.COM, INC.

                                          By: /s/ Stephen D. King
                                             ----------------------------------
                                          Name:  Stephen D. King
                                          Title:  Chief Executive Officer


STOCKHOLDERS:                             Name:/s/[Each stockholder of IZ.com
                                                  Incorporated]
                                               --------------------------------
                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------
                                          Address:
                                                  -----------------------------
                                                  -----------------------------

                                          Facsimile:
                                                    ---------------------------